Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Shopko Term Loan
On January 16, 2018, the Operating Partnership funded a $35.0 million B-1 Term Loan as part of a syndicated loan and security agreement with Shopko as borrower and several banks as lenders. The B-1 Term Loan bears interest at a rate of 12% per annum and matures on June 19, 2020. Principal will be repaid in quarterly installments of $0.6 million commencing on November 1, 2018, while interest will be paid monthly. The loan is secured by Shopko’s assets in its $784 million asset-backed lending facility and is subordinate to other loans made under the syndicated loan and security agreement. The Operating Partnership received a commitment fee equal to 3.00% of the B-1 Term Loan.
Amendment to Shopko Master Lease
On January 16, 2018, the Company, through two of its wholly-owned subsidiaries, entered into an amendment to its master lease with Shopko. The amendment requires Shopko to provide annual and quarterly financial statements to the Company that are compliant with SEC rules. Further, the amendment modifies certain other provisions of the master lease, including assignment by Shopko, subletting by Shopko, sale by the Company and rent payment date.
Subject to certain conditions, Shopko will have a one-time right, upon 60 days written notice, to defer payment of the monthly base rent for a period of up to three months, provided that such months are not consecutive. The deferred rent is subject to interest at the rate of 11% per annum, and is secured by a second priority lien on Shopko's interests in its assets.
CMBS Debt Issuance
On January 22, 2018, the Company entered into a new non-recourse loan agreement with Société Générale and Barclays Bank PLC as lenders, which is collateralized by a single distribution center property located in Katy, Texas. The loan has a term of 10 years to maturity with an interest rate based on the 10-year mid-market swap rate (or Treasury rate, whichever is greater) plus a spread of 245 basis points. As a result of the issuance, the Company received approximately $84 million in proceeds.
Master Trust 2014 Notes Re-Pricing
On January 23, 2018, the Company re-priced a private offering of the Master Trust 2014 Series 2017-1 Class B notes (the “Class B Notes”) with $132.0 million aggregate principal. As a result, the interest rate on the Class B Notes will be reduced from 6.35% to 5.49%, while the other terms of the Class B Notes will remain unchanged. The Master Trust 2014 Series 2017-1 Class A notes were unaffected by the re-pricing of the Class B Notes. In connection with the re-pricing of the Class B Notes, the Company received $8.2 million in additional proceeds, that reduced the discount on the underlying debt, which the Company expects to distribute to Spirit prior to the Spin-Off.
Resolution of Defaulted Loans
In January 2018, five underperforming properties with a net book value of $12.4 million were disposed of in foreclosure proceedings. In connection with the disposals $33.6 million in debt was resolved.